Equitable Financial Life Insurance Company

Supplement dated January 30, 2023 to the current prospectuses for the EQUI-VEST® STRATEGIES (SERIES 900) and EQUI-VEST® STRATEGIES (SERIES 901)

This Supplement modifies certain information in the above-referenced prospectuses offered by Equitable Financial Life Insurance Company (the “Company”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Effective on or about February 17, 2023, the existing investment restriction applicable for all new and existing TSA participants who are employees of Texas public higher education and participate in the Texas Optional Retirement Program is removed. The variable investment options that invest in portfolios of unaffiliated trusts are now available to Texas contract owners. For information regarding these variable investment options, see the “Appendix: Portfolio Companies available under the contract” in your prospectus.

EV 900/901(2/23) TX
Inforce/New Biz	Catalog No. 800016
AR mailing	#308781